SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. __)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to [section]240.14a-11(c) or
    [section]240.14a-12

                            CZECH INDUSTRIES, INC.
               (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A. (Fee eliminated effective October 7, 1996)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:
    -------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:
    -------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    -------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:
    -------------------------------------------------------------------
    5) Total fee paid:
    -------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
    --------------------------------------------------
    2) Form, Schedule or Registration Statement No.:
    --------------------------------------------------
    3) Filing Party:
    --------------------------------------------------
    4) Date Filed:
    --------------------------------------------------

                                                            PRELIMINARY COPIES
                                                            ------------------

                            CZECH INDUSTRIES, INC.

                       15245 Shady Grove Road, Suite 340
                           Rockville, Maryland 20850

                                                              October 29, 1996


Dear Stockholder:

You are cordially invited to attend the 1996 Annual Meeting of Stockholders of Czech Industries, Inc. The meeting will be held at 10 a.m. (local time) on Tuesday, December 10, 1996 at the Doubletree Hotel Rockville, 1750 Rockville Pike, Rockville, Maryland. A formal Notice of the Annual Meeting and Proxy Statement are attached hereto.

Please give these proxy materials your careful attention. It is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. Shareholders are urged to attend the meeting but may vote by proxy in lieu thereof. If your shares are registered in your name and you plan to attend the Annual Meeting, please mark the appropriate box on the enclosed proxy card and you will be registered for the meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the accompanying proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

I look forward to greeting as many of you as possible at the meeting.

                                       Sincerely,



                                       Martin A. Sumichrast
                                       Executive Vice President,
                                       Chief Financial Officer
                                       and Secretary

                            CZECH INDUSTRIES, INC.

                       15245 Shady Grove Road, Suite 340
                           Rockville, Maryland 20850

                           NOTICE OF ANNUAL MEETING


Dear Stockholders:

NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Stockholders of Czech Industries, Inc., a Delaware corporation (the "Company"), will be held at the Doubletree Hotel Rockville, 1750 Rockville Pike, Rockville, Maryland, at 10 a.m., local time, on Tuesday, December 10, 1996 for the following purposes:

     1.   To elect directors for a term of three years;

     2. To amend the Certificate of Incorporation to change the name of the Company;

     3. To approve an amendment to the Certificate of Incorporation and By-Laws of the Company so as to allow holders of 10% or more of the issued and outstanding shares of Common Stock to call special meetings;

     4. To approve an amendment to the Certificate of Incorporation of the Company so as to allow for the removal of Directors with or without cause by the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock;

     5.   To approve a Stock Option Plan;

     6. To ratify the appointment of Pannell Kerr Forster PC as the Company's independent public accountants for fiscal year 1997; and

     7. To transact such other business as may be properly brought before the meeting and any adjournments or postponements thereof.

Only holders of record of the Company's Common Stock as of the close of business on October 24, 1996 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A list of such stockholders may be examined for any purpose germane to the meeting at the Company's offices located at 15245 Shady Grove Road, Suite 340, Rockville, Maryland 20850, during the ten-day period preceding the meeting.

                                       Martin A. Sumichrast
                                       Executive Vice President,
                                       Chief Financial Officer
                                       and Secretary


             YOUR VOTE IS IMPORTANT, ACCORDINGLY, YOU ARE URGED TO
            COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY
              CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                            CZECH INDUSTRIES, INC.

                       15245 Shady Grove Road, Suite 340
                           Rockville, Maryland 20850

                                PROXY STATEMENT

         This Proxy Statement and enclosed form of proxy are being furnished commencing on or about October 29, 1996 in connection with the solicitation by the Board of Directors of Czech Industries, Inc., a Delaware corporation (the "Company"), of proxies in the enclosed form for use at the 1996 Annual Meeting of Stockholders to be held on December 10, 1996. The cost of preparing, printing and mailing the notice of meeting, proxy statement, proxy and annual report will be borne by the Company. Proxy solicitation other than by use of the mail may be made by regular employees of the Company by telephone and personal solicitation. Banks, brokerage houses, custodians, nominees and fiduciaries are being requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and may be reimbursed for their out-of-pocket expenses incurred in that connection. Any proxy given pursuant to such solicitation and received in time for the meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted FOR the election of directors, FOR the amendments to the Certificate of Incorporation and By-Laws, FOR the approval of the Stock Option Plan, FOR the ratification of Pannell Kerr Forster PC, and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any adjournments thereof. Any proxy may be revoked by written notice received by the Secretary of the Company at any time prior to the voting thereof, by submitting a subsequent proxy or by attending the meeting and voting in person.

         Only holders of record of the Company's voting securities as of the close of business on October 24, 1996 are entitled to notice of and to vote at the annual meeting and any adjournments or postponements thereof. As of the record date, 2,871,000 shares of Common Stock, par value $.05 per share ("Common Stock"), were outstanding. Each share of Common Stock entitles the record date holder thereof to one vote. All share figures in this proxy statement have been adjusted for the one-for-five reverse stock split which became effective on September 10, 1996.

         The presence of a majority of the outstanding shares of Common Stock, represented in person or by proxy at the meeting, will constitute a quorum. Shares represented by proxies that are marked "abstain" will be counted as shares present for purposes of determining the presence of a quorum on all matters. Proxies relating to "street name" shares that are voted by brokers on some but not all of the matters will be treated as shares entitled to vote at the annual meeting on those matters as to which authority to vote is withheld by the broker ("broker non-votes"). The election of directors will require the affirmative vote of a plurality of the shares represented at the meeting in person or by proxy. The approval of the Stock Option Plan and of the ratification of the appointment of auditors will require the affirmative vote of a majority of the shares represented at the meeting. The proposed amendment to the Company's Certificate of Incorporation to change the name of the Company will require the affirmative vote of a majority of the shares of Common Stock issued and outstanding as of the record date. The proposed amendment to the Certificate of Incorporation to allow for holders of ten percent of the outstanding Common Stock to call a special meeting and the proposed amendment regarding the removal of a member of the Board of Directors will each require the affirmative vote of sixty-six and two-thirds percent
(66 2/3%) of the Common Stock issued and outstanding as of the record date. Accordingly, with respect to the proposed amendments, abstentions and broker non-votes will have the same effect as negative votes. Certain of the Company's stockholders have entered into an agreement to vote their shares in accordance with the recommendations of the Board of Directors. See "Eastbrokers Transaction."

         A proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage-paid if mailed in the United States.

                                PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

         The Company's By-Laws, provide for not less than one director and not more than nine (9). The Board of Directors has established that the number of directors which constitute the entire Board shall be seven (7). The Company's Certificate of Incorporation, as amended, provides for a staggered Board of Directors, such that members of the Board of Directors are divided into three classes, as nearly equal in numbers as the then total number of directors constituting the entire Board permits, with the term of office of one class expiring each year. Messrs. Michael Sumichrast, Ph.D., Petr Bednarik and Martin A. Sumichrast have been elected as third class directors, each to serve until the annual meeting of stockholders to be held during the year 1998. Messrs. Greene and Schmid have been elected as second class directors, each to serve until the annual meeting of stockholders to be held during the year 1997. Messrs. Kossner and de Roode, both of whom are currently directors of the Company, are in the first class of directors. Both of these individuals have been nominated to be elected at the meeting to be held on December 10, 1996 for a term of three years. There are no family relationships among any officers and directors of the Company, except that Michael Sumichrast, Ph.D. and Martin A. Sumichrast are father and son, respectively. Biographical information, including the age, position held with the Company, term of office as director, employment during the past five years, and certain other directorships of each nominee and each director not up for election is set forth below.

         In connection with the Company's acquisition of Eastbrokers, certain stockholders have the right to designate an additional director (See "Eastbrokers Transaction"). These stockholders have not exercised such right to date; however, it is possible that at a future date, the Board will be expanded to eight (8) persons. In such event, under the Company's By-Laws, the Board will be entitled to fill the vacancy created thereby with the designee of such stockholders until the next stockholders meeting at which directors are elected.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 1999 ANNUAL MEETING

WOLFGANG KOSSNER, 27, Executive Vice President and Director of the Company since August 1996, is a founder and one of three principal shareholders of Eastbrokers Beteiligungs AG ("Eastbrokers") a securities brokerage firm in Central Europe which was acquired by the Company on August 1, 1996. Since 1993 Mr. Kossner has served as the managing director of WMP Borsenmakler AG, a Vienna, Austria based subsidiary of Eastbrokers. Prior to that, Mr. Kossner was the manager of securities trading at WMP Borsenmakler from 1991 to 1993. Mr. Kossner presently serves on the Supervisory Boards of Eastbrokers' subsidiaries in Vienna, Budapest, Ljubljana and Zagreb.

AUGUST A. DE ROODE, 27, Chief Executive Officer and Director of the Company since August 1996, is one of three principal shareholders of Eastbrokers. Mr. de Roode has been a managing director of Eastbrokers since 1993, and presently serves on the Supervisory Board of Eastbrokers' subsidiaries in Vienna, Budapest, Sofia and Moscow. From 1990 to 1993, Mr. de Roode was an independent asset manager.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 1997 ANNUAL MEETING

RANDALL F. GREENE, 47, has been a Director of the Company since January 1994. Mr. Greene is also a Director of Eastbrokers U.S., Inc., a subsidiary of the Company. Since 1995 Mr. Greene has been President and Chief Executive Officer of Premier Chemical Products, Inc. located in Tampa, Florida and from 1988 until 1995, Mr. Greene served as Chairman of the

Board and Chief Executive Officer of Blevins Concession Supply Company. Presently, Mr. Greene serves as a director of Greene Realty, Inc., a real estate investment company, and CITV, a Tampa, Florida television company.

PETER SCHMID, 30, President of the Company since August 1996, has been a Director of the Company since January 1994. Since 1991, Mr. Schmid has been founder, Chairman of the Board and Chief Executive Officer of Eastbrokers. Mr. Schmid is also a director of WMP Borsenmakler AG, a Vienna based investment firm, and East Invest Beteiligungs AG, a Vienna based investment firm.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 1998 ANNUAL MEETING

MICHAEL SUMICHRAST, Ph.D., 75 has been Chairman of the Board of the Company since its inception in 1993. From 1990 to 1994, Dr. Sumichrast served as Chairman of the Board of Sumichrast Publications, Inc., a real estate publication located in Rockville, Maryland. During this time he also served as an economic adviser and representative of various international American companies. From 1963 to 1990, Dr. Sumichrast was the senior vice president and chief economist of the National Association of Home Builders (NAHB), a home builders' professional association.

PETR BEDNARIK, ING., 40, is a founder of the Company and has been a Director since the Company's inception in 1993 and was also President and Chief Executive Officer of the Company from the time of its inception in 1993 until August 1996. Since 1990, Mr. Bednarik has served as Chairman of the Board and Chief Executive Officer of Stella Group a.s., a holding company located in Prague, Czech Republic.

MARTIN A. SUMICHRAST, 30, is a founder of the Company and has been Executive Vice President, Chief Financial Officer, Secretary, and a Director of the Company since its inception in 1993. Mr. Sumichrast is also Chairman and Chief Executive Officer of Eastbrokers U.S., Inc., a subsidiary of the Company. From 1987 until 1992, Mr. Sumichrast served as the President of Sumichrast Publications, Inc., a real estate publication located in Rockville, Maryland. Mr. Sumichrast also serves as President of Sumichrast Enterprises, Inc., a holding company located in Rockville, Maryland.

MEETINGS AND COMMITTEES OF THE BOARD

         During the fiscal year ended December 31, 1995, the Board of Directors met one time in person and had one telephonic conference meeting. Also, the Board passed resolutions by unanimous written consent on two separate occasions during such fiscal year. During the three month fiscal period ended March 31, 1996, the Board of Directors met one time in person. No member of the Board attended less than 75% of the sum of the total number of meetings, including as meetings the voting on resolutions by unanimous written consent.

         The Board currently has no standing committees.

COMPENSATION OF DIRECTORS

         Each non-officer director of the Company is entitled to receive $1,500, plus reasonable expenses, for attending scheduled board meetings at which members meet in person. Directors do not receive any compensation for board meetings which they attend via telephone conference.

EXECUTIVE COMPENSATION

         The following table sets forth remuneration paid by the Company to the executive officers of the Company for the three month fiscal period ended March 31, 1996 and for the fiscal years ended December 31, 1995 and 1994.


          Name               Position with Company       Year       Salary
          ----               ---------------------       ----       ------
Michael Sumichrast, Ph.D.    Chairman of the Board       1996*      $24,000
                                                         1995       $88,891
                                                         1994           -0-



Petr Bednarik, Ing.          President, Former           1996*      $30,000
                             Chief Executive             1995      $107,500
                             Officer, Director           1994           -0-



Martin A. Sumichrast         Chief Financial             1996*      $30,000
                             Officer, Secretary,         1995      $107,500
                             Director                    1994           -0-

-------------------
* Partial year.

         No bonuses or other compensation were paid to the named executives in respect of the above periods.

EMPLOYMENT AGREEMENTS

         Effective January 1995, the Company entered into employment agreements ("Employment Agreements") with Messrs. Michael Sumichrast, Ph.D., Petr Bednarik, Ing., and Martin A. Sumichrast. Messr. Bednarik's employment was terminated effective August 1, 1996 in connection with the Eastbrokers transaction. Under the terms of Mr. Bednarik's Employment Agreement, Mr. Bednarik received $24,000 in severance compensation in August 1996 as a result of such termination of employment. Dr. Sumichrast's Employment Agreement expires in December 1997, and will renew for a period of three years following the expiration date, unless contrary notice is given by either party. Mr. Martin Sumichrast's employment agreement will expire in December 1999, and will renew for a period of five years following the expiration date, unless contrary notice is given by either party. The Company has also entered into employment agreements with Messrs. August de Roode, Peter Schmid and Wolfgang Kossner, effective as of August 1, 1996. Messrs. de Roode's, Schmid's and Kossner's agreements will expire on August 1, 1999, and each will have a three-year renewal option, unless contrary notice is given by either party. The current annual salary under the Employment Agreement of Dr. Sumichrast is $100,000. The salaries for Martin A. Sumichrast, August de Roode, Peter Schmid and Wolfgang Kossner are $120,000 each. The salaries under the agreements may be increased to reflect annual cost of living increases and may be supplemented by discretionary merit and performance increases as determined by a compensation committee to consist of three outside directors of the Company, except that during the three years following June 8, 1995, Mr. Martin Sumichrast's salary may not exceed $150,000, and Dr. Sumichrast's salary may not exceed

$125,000. In the first three years following August 1, 1996, Messrs. de Roode, Schmid and Kossner's salaries may not exceed $150,000. Messrs. Martin A. Sumichrast, de Roode, Schmid and Kossner are each eligible to receive an annual bonus of up to 25% of their salary under their respective agreements, such bonuses to be determined by the Board and not subject to any specified performance criteria. The agreements provide, among other things, for participation in an equitable manner in any profit-sharing or retirement plan for employees or executives and for participation in employee benefits applicable to employees and executives of the Company. The agreements provide that the Company will establish a performance incentive bonus plan providing each executive the opportunity to earn an annual bonus of up to five percent of the increase in the Company's pretax income, based upon the attainment of performance goals to be established by the Compensation Committee of the Company. The agreements further provide for the use of an automobile and other fringe benefits commensurate with their duties and responsibilities. The agreements also provide for benefits in the event of disability.

         Pursuant to the agreements, employment may be terminated by the Company with cause or by the executive with or without good reason. Termination by the Company without cause, or by the executive for good reason, would subject the Company to liability for liquidated damages in an amount equal to the terminated executive's current salary and a pro rata portion of their prior year's bonus for the remaining term of the Agreement, payable in equal monthly installments, without any set-off for compensation received from any new employment. In addition, the terminated executive would be entitled to continue to participate in and accrue benefits under all employee benefit plans and to receive supplemental retirement benefits to replace benefits under any qualified plan for the remaining term of the Agreement to the extent permitted by law.

         Under the agreements, the Company agreed to purchase insurance policies on the lives of Messrs. Martin A. Sumichrast, de Roode, Schmid and Kossner. The Company will pay the premiums on these policies and upon the death of the employee, the Company will receive an amount equal to the premiums it paid under the policy and the remaining proceeds will go to the employee's designated beneficiary.

OPTIONS

         No options were granted to or exercised by any of the named executives during the fiscal year ended December 31, 1995 or the three month fiscal period ended March 31, 1996. No options were held by any named executive as of either of such dates. Options have been granted to certain executives subsequent to March 31, 1996 in connection with the Eastbrokers transaction. See "Eastbrokers Transaction".

                            PRINCIPAL STOCKHOLDERS

         On September 10, 1996, the Company effected a one-for-five reverse split of its Common Stock. The following table sets forth the number of shares of the Company's post-reverse split Common Stock owned as of October 1, 1996 by (i) each person who is known by the Company to own beneficially more than five percent of the Company's Common Stock; (ii) each of the Company's officers and directors; and (iii) all officers and directors as a group. The following calculations were based upon there being 2,871,000 shares of the Company's Common stock issued and outstanding as of October 24, 1996. Except as otherwise noted, the persons named in the table below do not own any other capital stock of the Company and have sole voting and investment power with respect to all shares as beneficially owned by them.

                                                                                  Percentage of
Name and Address (1)            Position with Company       Number of Shares          Shares
--------------------            ---------------------       ----------------      -------------
Michael Sumichrast, Ph.D. (2)   Chairman of the Board             10,700                   *

August A. de Roode (3)          Chief Executive Officer,         211,500                7.37
                                  Director

Peter Schmid (4)                President, Director              449,975               15.67

Wolfgang Kossner (4)            Executive Vice President,        482,475               16.81
                                  Director

Martin A. Sumichrast (2)        Executive Vice President,         65,700                2.29
                                  Chief Financial Officer,
                                  Secretary, Director

Miloslav Chrobok, JUDr.         Vice President                     1,600                   *

Petr Bednarik, Ing. (5)         Director                         120,000                4.18

Randall F. Greene               Director                          18,820                   *

Karntner Landes                 Shareholder                      417,175               14.53
    und Hypothekenbank AG (6)

All Officers and Directors as                                    910,795               31.72
    a Group (8 persons)

------------------
    *    Less than 1%

    (1) Except as otherwise noted, c/o Czech Industries, 15245 Shady Grove Road, Suite 340, Rockville, Maryland 20850.

    (2) 76,400 shares are owned by Sumichrast Enterprises, Inc., a corporation of which Martin A. Sumichrast, Dr. Sumichrast's son, is an officer and director and the owner. Dr. Sumichrast may be deemed to have voting and investment power with respect to 10,700 of these 76,400 shares. Sumichrast Enterprises, Inc. also owns 1,000 Class A
         Warrants, each representing the right to acquire one share at a purchase price of $20.00.

    (3) Includes 140,000 shares owned directly by Mr. de Roode and 71,500 shares owned indirectly through VCH Vermogensverwaltung and Holding Ges.m.b.H. which is controlled by Mr. de Roode.

    (4) 249,975 shares are owned indirectly through KHS Beteiligungs AG ("KHS") which is jointly controlled by Mr. Schmid and Mr. Kossner and 200,000 shares are owned by Karntner Landes und Hypothekenbank AG (the "Bank") as nominee for KHS. Messrs. Schmid and Kossner may be deemed to share voting and investment power with respect to these shares. In the case of Mr. Kossner, this also includes 32,500 shares held by the Bank as nominee for Central and Eastern European Fund ("Fund"), of which Mr. Kossner is a director. The inclusion of such Fund shares shall not be construed as an admission that Mr. Kossner is the beneficial owner of such shares.

    (5) Petr Bednarik, Ing. is an officer, director and owner of Stella Group a.s., a Prague based investment company, which is the record owner of the shares of Common Stock indicated. Mr. Bednarik may be deemed to be the beneficial owner of such shares.

    (6)  The Bank's address is:  Domgasse 5, 9020 Klagenurt, Austria.


                    CERTAIN TRANSACTIONS AND RELATIONSHIPS

         On August 1, 1996, the Company acquired 80% of the issued and outstanding capital stock of Eastbrokers. One of the Eastbrokers selling stockholders was Peter Schmid, then a Director and now President and a Director of the Company. (See "Eastbrokers Transaction").

         In connection with the foregoing transaction, the Company retained Randall F. Greene, an outside director and member of the Company's audit committee, to lead a team of personnel to conduct a due diligence investigation of Eastbrokers. In consideration for Mr. Greene's professional and advisory services, the Company issued to Mr. Greene 50,000 shares of fully paid and non-assessable Common Stock of the Company and paid Mr. Greene a $20,000 expense allowance.


                            EASTBROKERS TRANSACTION

         On August 1, 1996, the Company acquired 80% of the capital stock of Eastbrokers Beteiligungs AG ("Eastbrokers"), a Vienna, Austria based investment banking and brokerage firm. The consideration for this acquisition was 1,080,000 newly issued shares of the Company's Common Stock, which represents approximately 37.6% of the outstanding Common Stock following the acquisition. This consideration is subject to adjustment conditional upon satisfaction of certain financial targets. The shares issued have not been registered under the Securities Act of 1933 (the "Act") and the holders have agreed not to sell these shares in any U.S. public trading market, until August 1, 1998 without the consent of the Company.

         Eastbrokers is a holding company that, through its subsidiaries, provides financial services in Eastern and Central Europe. Eastbrokers was founded in 1991 after the fall of communism and upon the commencement of privatization of the economies in the region. The principal strategic objective of Eastbrokers has been to establish controlling ownership of independent broker-dealers and to create a network that provides access to emerging market investment opportunities in Eastern and Central Europe. The company markets these investment opportunities to Western European institutional and commercial investors.

         Eastbrokers' primary business is to provide its customers with stock brokering and investment banking services. The company conducts business through its head office in Vienna, Austria and in regional offices located in
(a) Vienna, Austria, (b) Prague, Czech Republic (c) Budapest, Hungary, (d) Bratislava, Slovakia, (e) Almaty, Kazakhstan, (f) Istanbul, Turkey, (g) Moscow, Russia, (h) Bucharest, Romania, (i) Sofia, Bulgaria, (j) Ljubljana, Slovenia, (k) Zagreb, Croatia, and (l) Warsaw, Poland. Eastbrokers is a member of the Vienna Stock Exchange, the Budapest Stock Exchange, the Bratislava Stock Exchange, the Zagreb Stock Exchange, the Ljubljana Stock Exchange, the Bucharest Stock Exchange, the Central Asian Stock Exchange, the Warsaw Stock Exchange and a shareholder and member of the Prague Stock Exchange. Eastbrokers also owns forty-eight percent (48%) of WMP Borsenmakler AG, a publicly held Austrian investment banking and brokerage firm which is included in the Eastbrokers acquisition.

         Eastbrokers' brokerage, trading and market making business accounts for approximately 80% of all revenues. Eastbrokers conducts its sales activities as principal and agent on behalf of its clients. Eastbrokers primarily distributes and trades Eastern and Central European equity securities and to a lesser degree, debt securities. Eastbrokers, through its subsidiary WMP Borsenmakler AG, actively makes a market for the securities of more than 400 companies on the Vienna and Prague Stock Exchanges.

         Eastbrokers is also a leading Eastern and Central European investment banking firm which provides advice to, and raises capital for Eastern and Central European companies. The company provides advisory services on key strategic matters such as mergers, acquisitions, privatizations, joint ventures as well as long range financial planning. The company raises much of its capital in Western Europe through institutional and commercial investors.

         In connection with the foregoing transaction, the Board of Directors was reduced from nine (9) directors to seven (7). Dr. Michael Sumichrast, Martin A. Sumichrast, Petr Bednarik, Randall F. Greene and Peter Schmid continued as directors of the Company and August A. de Roode and Wolfgang Kossner joined the Board. Mr. Schmid was also a founder and one of the three principal stockholders of Eastbrokers and is President of WMP Borsenmakler AG, a subsidiary of Eastbrokers. Messrs. de Roode, Schmid and Kossner have the right to designate an additional director. In the event such right is exercised, the Board will be expanded to eight (8) directors. At the time of the acquisition, Mr. de Roode became Chief Executive Officer of the Company, Mr. Schmid became President and Mr. Kossner became an Executive Vice President.

         The former shareholders of Eastbrokers have agreed in connection with the transaction to vote the shares of the Company's Common Stock received by them in the transaction in favor of any recommendation of the Board of Directors for the three year period ending August 1, 1999. Also, in respect of any vacancy created by the resignation, removal or expiration of term of Dr. Michael Sumichrast, Martin A. Sumichrast, Randall F. Greene or Ing. Petr Bednarik or any successor to such persons, such former Eastbrokers shareholders will vote their shares in favor of the person designated by the majority of the above mentioned directors.

         In addition, the Company's By-Laws were amended such that certain material events, including but not limited to the nomination of directors and the amendment of the Company's Certificate of Incorporation and By-Laws will require a 66 2/3% vote of the Board of Directors present at a meeting at which a quorum is present. As a result of the foregoing agreements, it is anticipated that the 1,080,000 shares of the Company's Common Stock issued in the Eastbrokers transaction will be voted in favor of the proposals set forth in this proxy statement.

         The By-Laws were also amended to require, for purposes of constituting a quorum, a majority of directors composed of at least two Buyer directors and two Seller directors. Further, in the event an equal number of directors each favor and oppose an item of business upon which a vote is called, and a deadlock results, the status quo shall be maintained until a vote of the majority of the board of directors at a meeting at which a quorum is present alters the status quo. For purposes of the section of the By-Laws describing the quorum provision only, the term Buyer director means Ing. Petr Bednarik, Randall F. Greene, Michael Sumichrast, Ph.D., Martin A. Sumichrast or any successor to such person. The term Seller Director means August A. de Roode, Wolfgang Kossner, Peter Schmid, any designee of Eastbrokers Beteiligungs AG and any successor to such person. Prior to this amendment, a majority of the board of directors constituted a quorum, and the By-Laws had no specific provision as to resolving a potential deadlock vote of the Board of Directors.

         Also in connection with the Eastbrokers transaction, the Company granted options effective August 1, 1996 to the following officers and directors of the Company. Each option represents the right to acquire one share of the Company's Common Stock at $10 per share.

       Name                            No. of Shares Subject to Option(a)
       ----                            -------------------------------
Wolfgang Kossner                                       33,000
August A. de Roode                                     34,000
Peter Schmid                                           33,000
Martin A. Sumichrast(b)                               100,000

-------------------
(a) All amounts adjusted to reflect one-for-five reverse split effective September 10, 1996.

(b) Options are held in the name of Sumichrast Enterprises, Inc., a corporation which is owned and controlled by Mr. Sumichrast.

         Peter Schmid, a director of the Company and the President and a principal shareholder of Eastbrokers, has received, either directly or indirectly, 1,094,125 shares of newly issued, fully paid and non-assessable shares of common stock of the Company's Common Stock as consideration for his shares of Eastbrokers. As further consideration, Mr. Schmid may receive additional shares of Common Stock of the Company subject to the earnings of certain net profit targets and upon the receipt of certain net cash proceeds from the future sale of a substantial Company owned asset, as described above. The shares Mr. Schmid has received will not be registered under the Securities Act of 1933 (the "Act") and may not be offered or sold in the United States absent registration under the Act or on applicable exemption therefrom. Mr. Schmid has also agreed not to sell his shares on any United States public trading market for a period of two years from August 1, 1996, and the shares issued to Mr. Schmid bear a legend restricting their sale or transfer in accordance with such agreement.

         In connection with the acquisition, the Company has organized a Delaware corporation ("Eastbrokers US"), and this subsidiary will act as a merchant banking operation for the Company and its subsidiaries. Eastbrokers
US intends to facilitate investment by U.S. entities into companies targeted by Eastbrokers for investment, facilitate merger and acquisition and related activities of the Company, organize, raise investment capital for and manage offshore funds as market conditions prevail and provide business consulting services to U.S. based companies. The Company intends to contribute from cash on hand, $100,000 to the capital of Eastbrokers US in consideration of being issued 1,000,000 shares of Eastbrokers US (representing 100% of its issued and outstanding shares). Concurrently, the Company will also contribute from cash on hand, $900,000 to Eastbrokers US in consideration of being issued 900,000 redeemable (at the Company's option, after three years) preferred shares of Eastbrokers US. Management of this subsidiary will include, among other persons, Martin A. Sumichrast, Chief Financial Officer and a director of the Company, and Randall F. Greene, a director of the Company ("Sumichrast" and "Greene", respectively). Eastbrokers US intends to issue to its management an amount of Class A Warrants to purchase Eastbrokers
US Common Stock that will allow management to buy a 52% controlling equity interest over a three year period. Sumichrast and Greene shall be issued
330,000 and 275,000, respectively, of the total amount of Class A Warrants issued. Thirty percent (30%) of these Class A Warrants shall vest and become exercisable commencing one year from August 1, 1996, thirty percent (30%) of the Class A Warrants shall vest and become exercisable commencing two years from such date, and forty percent (40%) of the Class A Warrants shall vest and become exercisable commencing three years from such date. Vesting shall be conditioned upon the holders continued management participation in Eastbrokers US during the vesting period and will accelerate in the event of termination without cause. Each Class A Warrant entitles the holder to purchase one share of common stock of Eastbrokers US for $.15 each for a period of five years from the date of August 1, 1996. Other terms and conditions of the Class A Warrants shall be subject to a mutually satisfactory warrant agreement. No additional shares of Eastbrokers US shall be issued during the three years from the date of August 1, 1996, unless unanimously agreed upon by the Board of Directors of the Company. Sumichrast and Greene shall also receive an incentive based salary yet to be determined.

SECTION 16(a) REPORTS

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and persons who own more than 10% of the Company's registered common stock to file, on Forms 3, 4 and 5, reports of ownership and changes in ownership of such securities with the Commission and the National Association of Securities Dealers. The Company, on behalf of its officers and directors, inadvertently, untimely filed Form 3 and the Initial Statements of Beneficial Ownership of Securities, due upon the effective date of the registration of the Company's securities under the Securities Exchange Act of 1934. The Company believes that, subsequently, its executive officers and directors have complied with the filing requirements of the Securities and Exchange Commission as to reports on Forms 4 and 5.


                         REQUIRED VOTE OF STOCKHOLDERS

         Election of the above nominees as Directors of the Company requires a plurality of the votes represented at the meeting in person or by proxy. In case any of the nominees should become unavailable for election for any reason not presently known or contemplated, the persons named on the proxy still have discretionary authority to vote pursuant to the proxy for a substitute.

         The Board of Directors recommends a vote FOR the above-named nominees, and signed proxies which are returned will be so voted unless a contrary vote is designated on the proxy card.

                                 PROPOSAL NO.2
          AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE
                          NAME OF THE CORPORATION TO
                    EASTBROKERS INTERNATIONAL INCORPORATED

         The Board of Directors proposes that the name of the Company be changed to Eastbrokers International Incorporated to better reflect the nature and scope of the Company's business. The Board believes that the name change will serve to enhance the Company's recognition by reflecting the expansion of its business activities into Central and Eastern Europe.


                         REQUIRED VOTE OF STOCKHOLDERS

         The affirmative vote of the majority of the votes entitled to be cast by all holders of outstanding Common Stock of the Company is required for approval of this amendment to the Certificate of Incorporation.


                                PROPOSAL NO. 3
               AMENDMENT TO THE CERTIFICATE OF INCORPORATION AND
                    BY-LAWS REGARDING STOCKHOLDER MEETINGS

         In connection with the Company's June 1995 underwritten public offering, the Department of Corporations of the State of California required the Board of Directors to submit to the stockholders for their approval amendments to the Certificate of Incorporation and By-Laws including one whereby special meetings of stockholders may be held by the call of the holders of ten percent (10%) or more of the outstanding shares of capital stock of the Company entitled to vote at such a meeting. Under the current Certificate of Incorporation and By-Laws, special meetings can be called only by the President, the Secretary, or by resolution of the directors. The effect of this proposed change, if approved, will facilitate the ability of stockholders to call special meetings. The text of the proposed amendments to the Certificate of Incorporation and By-Laws is set forth in Appendix A hereto.


                         REQUIRED VOTE OF STOCKHOLDERS

         The affirmative vote of sixty-six and two thirds percent (66 2/3%) of the shares of outstanding Common Stock of the Company is required for approval of these amendments.

         The Board of Directors recommends a vote FOR Proposal No. 3 and signed proxies which are returned will be so voted unless a contrary vote is designated on the proxy card.


                                PROPOSAL NO. 4
          AMENDMENT TO CERTIFICTE OF INCORPORATION REGARDING REMOVAL
                     OF A MEMBER OF THE BOARD OF DIRECTORS

         In connection with the Company's June 1995 underwritten public offering, the Department of Corporations of the State of California required the Board of Directors to submit to the stockholders for their approval an amendment to the Certificate of Incorporation pursuant to which Directors may be removed with or without cause by the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock of the Company. Under the current Certificate of Incorporation, directors can only be removed for cause by the vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the outstanding shares entitled to vote generally in the election of directors. The effect of this proposed change, if approved, will be to facilitate the ability of the stockholders to remove directors by permitting their removal with or without cause and by a majority rather than a sixty-six and two-thirds percent (66 2/3%) vote.

         The text of the proposed amendment to the Certificate of Incorporation is set forth in Appendix A hereto.


                         REQUIRED VOTE OF STOCKHOLDERS

         The affirmative vote of sixty-six and two thirds percent (66 2/3%) of the shares of outstanding Common Stock of the Company is required for approval of this amendment.

         The Board of Directors recommends a vote FOR Proposal No. 4 and signed proxies which are returned will be so voted unless a contrary vote is designated on the proxy card.


                                PROPOSAL NO. 5
                         APPROVAL OF STOCK OPTION PLAN

SUMMARY OF THE 1996 STOCK OPTION PLAN.

         The Board of Directors submits to the stockholders for their approval a 1996 Stock Option Plan (the "Plan"), which is summarized below. The summary is qualified in its entirety by reference to the text of the Plan which is attached hereto as Appendix B. The purpose of such Plan is to advance the interests of the Company by enabling officers, employees, directors and consultants of the Company and its Affiliates, as such term is defined by the Plan, to participate in the Company's future and to enable the Company to attract and retain such persons by offering them proprietary interests in the Company.

Administration

         The Plan shall be administered by a Stock Award Committee (the "Committee"), which would be composed of not less than two directors of the Company all of whom shall be non-employee directors, as that term is defined in the Plan. Each member of the Committee will be appointed by the Board. In the absence of such a committee, the Plan shall be administered by the entire Board.

         The Committee shall have the authority to adopt, alter and repeal administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable to supervise the administration of the Plan. However, no amendment to the Plan shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement, except that the Board of Directors of the Company shall have the authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval. The Committee may act only by a majority of its members then in office. The duration of the Plan shall be ten years from the date upon which the Plan is approved by the stockholders of the Company.

Eligibility

         Officers, employees, directors and consultants of the Company and its Affiliates who are responsible for or contribute to the management growth and profitability of management, the business of the Company and its Affiliates are eligible to be granted Awards under the Plan. The Company estimates the approximate number of officers, employees, directors and consultants eligible to participate in the Plan as of November 12, 1996 to be five (5), thirty
(30), seven (7) and five (5), respectively. The benefits or amounts that will be received by or allocated to the Company's chief executive officer, the Company's next four most highly compensated officers who were serving as executive officers at the end of the last completed fiscal year, and other Plan beneficiaries cannot be determined. The Company will not incur any expense and has no obligation to issue Awards with respect to past services and current services.

Types of Awards

         The Committee will have the plenary authority to grant Awards to officers, employees, directors and consultants of the Company or its Affiliates. Awards granted to participants of the Plan include Stock Options, Stock Appreciation Rights, Restricted Stock, or any combination of the foregoing, as these terms are defined and regulated under the Plan. The Committee shall have the authority to grant either Incentive Stock Options or Non-qualified Stock Options under the Plan; however, the former may be granted only to employees of the Company and its subsidiaries. The Awards are subject to such terms and conditions as determined by the Committee and which may differ from Award to Award. The prices, expiration dates and other material conditions upon which the Stock Options and Stock Appreciation Rights may be exercised and the consideration received or to be received by the Company or its Affiliates for the granting or extension of the Awards are to be determined by the Committee and are indeterminable as of the date of this Proxy Statement.

Number of Shares

         The total number of shares of Stock reserved and available for distribution as Awards under the Plan will be 400,000 shares of the Company's Common Stock. As of October 24, 1996, no Awards had been issued under the Plan. Stock options have been granted outside of the Plan to certain executive officers in connection with the Eastbrokers transaction. See "Eastbrokers Transaction."

Change of Control

         The Plan provides that, subject to such additional conditions and restrictions as the Committee may determine at the time of the grant of an Award, options granted under the Plan shall become immediately exercisable and restrictions on restricted stock granted under the Plan shall lapse in the event of a change of control. Under the Plan, a change in control will occur in the event that a person acquires 20% or more of the Company's voting securities, the stockholders have approved a merger or sale of assets including the Company, or there occurs a significant change in the composition of the Board of Directors.

SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE 1996 STOCK OPTION
PLAN

         This summary of certain federal income tax consequences is provided as general information, but does not purport to be a complete and detailed description of all possible tax consequences to the recipient of an Option and the Company. It describes the federal tax consequences in effect as of the date set forth in the notice. Each holder of an Option is advised to consult his tax advisor because tax consequences may vary depending upon the individual circumstances of the holder.

         Incentive Options ("ISO"). ISOs are designed to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). In the case of ISOs no taxable gain will be realized by a recipient upon grant or exercise of the option, and the Company will not be entitled to a tax deduction at the time any such option is granted or exercised. However, the excess of the fair market value of any stock received over the option price will constitute an adjustment in computing alternative minimum taxable income at the time of the transfer of stock pursuant to the exercise of the option, or if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture. Alternative minimum taxable income is the base for calculating an individual taxpayer's liability for the alternative minimum tax, a tax which is payable if it exceeds the amount of the individual's tax liability calculated on the regular method. Additionally, the basis of the stock for alternative minimum tax purposes would be increased by this adjustment.

         If a recipient of an ISO does not dispose of stock acquired by him upon the exercise of the option within one year after the date of transfer of such stock or within two years after the date of grant of such an option, any gain realized by him on a subsequent sale of such stock will be capital gain, which will be long term capital gain if the stock was held for the appropriate holding period (currently more than one year). In determining the amount of taxable gain or loss on a subsequent sale or other disposition of stock obtained by exercise of an ISO, the tax basis of such stock (for regular tax purposes) will be an amount equal to the option price paid therefor.

         On the other hand, if the recipient sells or otherwise disposes of the stock obtained by exercise of an ISO within one year of the date of grant of the option (other than certain permitted disposition), he will at that time recognize ordinary income to the extent that the fair market value of the stock on the date that the option was exercised or the amount realized on sale or disposition, whichever is less, exceeds the option price. If the amount realized on sale or disposition is greater than the fair market value of the stock on the date the option was exercised, such excess will be treated as capital gain, which will be a long-term capital gain if the stock was held for the appropriate holding period (currently more than one year).

         In general, in any year in which a recipient recognizes ordinary income because of the disposition of his shares within one year from the date of exercise or two years from the date of grant of an ISO, the Company will receive a corresponding deduction for federal income tax purposes. No deduction will be allowed to the Company if the stock acquired upon exercise of an ISO is held for more than one year after the date of transfer of such stock and more than two years from the date of grant of the ISO.

         Non-Qualified Options. The treatment of Non-Qualified Options for federal income tax purposes depends on whether the option has a readily ascertainable fair market value at the time it is granted. If a Non-Qualified Option has a readily ascertainable fair market value at the time of grant, the excess of the fair market value of Non-Qualified Options received by a recipient over the amount, if any, paid for the options must be included in the recipient's gross income at the time the option is granted, or if later, at the earlier of the time that the option is transferable or is not subject to a substantial risk of forfeiture. If an option with a readily ascertainable fair market value is not taxable at the time the option is granted because the option is nontransferable and subject to a substantial risk of forfeiture, the recipient may nevertheless elect to include such amount in gross income in the year of grant of the option. Because the Non-Qualified Options are not actively traded on an established market and because it is likely that the Non-Qualified Options will be nontransferable by the recipient or will not be immediately exercisable, it is not expected that the Non-Qualified Options will have a readily ascertainable fair market value. If a Non-Qualified Option does not have a readily ascertainable fair market value at the time of grant, there is no taxable event at grant; rather, the excess of (i) the value of the stock on the date it is acquired pursuant to exercise of the option over (ii) the exercise price plus the amount, if any, paid for the option must be included in the recipient's gross income at the time of the receipt of the stock pursuant to the exercise of the option, or, if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture. If stock received pursuant to the exercise of a Non-Qualified Option is not taxable at receipt because the stock is nontransferable and subject to a substantial risk of forfeiture, the recipient may elect to include such amount in gross income in the year the stock is received pursuant to exercise of the option.

         The receipt of taxable income upon exercise of a Non-Qualified Option may be ameliorated if the underlying stock is registered because the recipient may sell a portion of his stock to pay the income tax liability; such is not the case with the receipt of income upon grant of a Non-Qualified Option. The grant or exercise of a Non-Qualified Option will not result in any adjustment for alternative minimum tax purposes. In general, with respect to Non-Qualified Options, a corresponding deduction is allowed to the Company for the amount and at the time that the recipient recognizes income, and such income is subject to withholding and employment taxes, if applicable.

                         REQUIRED VOTE OF STOCKHOLDERS

         The affirmative vote of a majority of the shares of the Common Stock represented at the meeting in person or by proxy is required for approval of the 1996 Stock Option Plan.

         The Board of Directors recommends a vote FOR Proposal No. 5 and signed proxies which are returned will be so voted unless a contrary vote is designated on the proxy card.


                                PROPOSAL NO. 6
                    RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has appointed Pannell Kerr Forster PC as independent public accountants of the Company for the year ending March 31, 1997. The Board of Directors is submitting the appointment of Pannell Kerr Forster PC for ratification at the Annual Meeting. Pannell Kerr Forster audited the Company's financial statements in 1994 and 1995, and for the fiscal period ending March 1996 and the Board believes that this firm has demonstrated that it is well qualified to make an independent examination of the accounts of the Company. If the appointment is not approved, the Board will reconsider its appointment. Representatives of Pannell Kerr Forster PC will be present at the meeting, and will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                         REQUIRED VOTE OF STOCKHOLDERS

         The affirmative vote for a majority of the shares represented at the meeting in person or by proxy of the Common Stock is required for approval of the appointment of auditors.

         The Board of Directors recommends a vote FOR Proposal No. 6 and signed proxies which are returned will be so voted unless a contrary vote is designated on the proxy card.

                                OTHER BUSINESS

         It is not expected that any business other than that set forth in the Notice of Annual Meeting of Stockholders and more specifically described in this Proxy Statement will be brought before the meeting. However, if any other business should properly come before the meeting, it is the intention of the persons named on the enclosed proxy card to vote the signed proxies received by them in accordance with their best judgment on such business and any matters dealing with the conduct of the meeting.


1997 STOCKHOLDER PROPOSALS

         To be eligible for inclusion in the Company's Proxy Statement for the 1997 Annual Meeting of Stockholders, to be held on or about September 10, 1997, stockholder proposals must be received by the Company at its principal executive office, Czech Industries, Inc., 15245 Shady Grove Road, Suite 340, Rockville, MD 20850, on or before April 15, 1997.

ANNUAL REPORT

         The Securities and Exchange Commission rules require that an annual report precede or accompany proxy material. Copies of the Company's Annual Report on Form 10-KSB for the fiscal period ended March 31, 1996 and for the fiscal year ended December 31, 1995 accompany this proxy statement. More than one annual report need not be sent to the same address, if the recipient agrees. If more than one annual report is being sent to your address, at your request, mailing of the duplicate copy to the account you select will be discontinued.

                                       By order of the Board of Directors,


                                       Martin A. Sumichrast,
                                       Secretary


Date:  October 29, 1996


STOCKHOLDERS WHO DESIRE TO HAVE THEIR STOCK VOTED AT THE MEETING ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. STOCKHOLDERS MAY REVOKE THEIR PROXY AT ANY TIME PRIOR TO THE MEETING AND STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY REVOKE THEIR PROXIES AND VOTE, IF THEY SO DESIRE, IN PERSON.

                                                                    APPENDIX A
                                                                    ----------

         PROPOSAL NO. 2: The Certificate of Incorporation of the Corporation is proposed to be amended by deleting Article FIRST in its entirety and substituting the following in lieu therefor:

         "FIRST: The name of the corporation is

                   EASTBROKERS INTERNATIONAL INCORPORATED."

                               ----------------

         PROPOSAL NO. 3: The Certificate of Incorporation of the Corporation is proposed to be amended by deleting clause 6) of Article SEVENTH in its entirety and substituting the following in lieu therefor:

         "6)       Meetings of the stockholders may be held at such place,
either within or without the State of Delaware as the By-Laws may provide. Special meetings of stockholders for any purpose may be held at the call of the President, the Secretary, by resolution of the Board of Directors or by the call of the holders of ten percent (10%) or more of the outstanding shares of capital stock of the Corporation entitled to vote at such a meeting. No action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting except upon the written consent of the holders of one hundred percent (100%) of the shares of the capital stock of the Corporation entitled to vote upon such action. In addition to any requirements of law and any other provisions of the Certificate of Incorporation (and notwithstanding that a lesser percentage may be specified by law, this Certificate of Incorporation or otherwise), the affirmative vote of sixty-six and two thirds percent (66 2/3%) of the votes entitled to be cast by all holders of outstanding capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal or adopt any provision inconsistent with this clause."

         The By-Laws of the Corporation are proposed to be amended by clause
2.2 of Article II thereof so that, as amended, said Article shall be and read as follows:

         "2.2 SPECIAL MEETINGS. Special meetings of the stockholders for any purpose or purposes may be held at the call of the President, the Secretary, by resolution of the Board of Directors or by the call of the holders of ten percent (10%) or more of the outstanding shares of capital stock of the Corporation entitled to vote at such a meeting."

                               ----------------

         PROPOSAL NO. 4: The Certificate of Incorporation of the Corporation is proposed to be amended by deleting subparagraph (c) of clause 1) of Article SEVENTH in its entirety and substituting the following in lieu therefor:

         "(c) Notwithstanding any other provisions of this Certificate of Incorporation or the By-Laws of the Corporation (and notwithstanding that a lesser percentage may be specified by law, this Certificate of Incorporation or otherwise), any director or the entire Board of Directors may be removed at any time with or without cause and only by the affirmative vote of a majority of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors."

                                                                    APPENDIX B
                                                                    ----------

                            CZECH INDUSTRIES, INC.
                            1996 STOCK OPTION PLAN


SECTION 1. Purpose. The purpose of the Czech Industries, Inc. 1996 Stock Option Plan is to advance the interests of Czech Industries, Inc. (the "Company") by enabling officers, employees, directors and consultants of the Company and its Affiliates to participate in the Company's future and to enable the Company to attract and retain such persons by offering them proprietary interests in the Company.

SECTION 2. Definitions. For purposes of the Plan, the following terms are defined as set forth below:

       a. "Affiliate" means a corporation or other entity controlled directly, or indirectly through one or more intermediaries, by the Company and designated by the Committee as such.

       b. "Award" means an award granted to a Participant in the form of a Stock Appreciation Right, Stock Option, or Restricted Stock, or any combination of the foregoing.

       c.  "Board" means the Board of Directors of the Company.

       d.  "Cause" shall have the meaning set forth in Section 8.

       e.  "Change in Control" shall have the meaning set forth in Section 11.

       f. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

       g. "Commission" means the Securities and Exchange Commission or any successor agency.

       h.  "Committee" means the Committee referred to in Section 5.

       i. "Common Stock" means common stock, $.05 per share par value, of the Company.

       j.  "Company" means Czech Industries, Inc., a Delaware corporation.

       k. "Disability" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

       l. "Non-Employee Director" shall mean a director who qualifies as such under Rule 16b-3(b)(3), as promulgated under the Exchange Act, or as such term is defined under any successor rule adopted by the Commission.

       m. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

       n. "Fair Market Value" means the average, as of any given date, between the highest and lowest reported closing bid and asked prices of the Stock on NASDAQ or the closing sale price as of any given date if the Stock is listed on a national securities exchange or the NASDAQ National Market System. If there is no regular public trading-market for such Stock under circumstances specified above, the Fair Market Value of the Stock shall be determined by the Committee in good faith.

       o. "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

       p. "Non-qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

       q. "Normal Retirement" means retirement from active employment with the Company or an Affiliate at or after age 65 or at such other age as may be specified by the Committee.

       r. "Participant" means an employee, director or consultant of the Company or of an Affiliate to whom an Award has been granted which has not terminated, expired or been fully exercised.

       s. "Plan" means the Czech Industries, Inc. 1996 Stock Option Plan, as set forth herein and as hereinafter amended from time to time.

       t. "Restricted Period" means the period of time, which may be a single period or multiple periods, during which Restricted Stock awarded to a Participant remains subject to the restrictions imposed on such Stock, as determined by the Committee.

       u. "Restrictions" means the restrictions and conditions imposed on Restricted Stock awarded to a Participant, as determined by the Committee, which must be satisfied in order for the Restricted Stock to vest, in whole or in part, in the Participant.

       v. "Restricted Stock" means an Award of Stock on which are imposed Restriction Period(s) and Restrictions whereby the Participant's rights to full enjoyment of the Stock are conditioned upon the future performance of substantial services by any individual or are otherwise subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, as amended.

       w. "Restricted Stock Agreement" means a written agreement between a Participant and the Company evidencing an award of Restricted Stock.

       x. "Restricted Stock Award Date" means the date on which the Committee awarded Restricted Shares to the Participant.

       y. "Retirement" means Normal Retirement or early retirement if a defined benefit or 401(K) retirement plan of the Company provides for same.

       z. "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission granted under Section 16(b) of the Exchange Act, as amended from time to time.

       aa. "Stock" means the Common Stock.

       bb. "Stock Appreciation Right" means a right granted under Section 9.

       cc. "Stock Option" or "Option" means an option granted under Section 8.

       dd. "Termination of Employment" means the termination of the Participant's employment with the Company and any Affiliate. A Participant employed by an Affiliate shall also be deemed to incur a Termination of Employment if the Affiliate ceases to be an Affiliate and the Participant does not immediately thereafter become an employee of the Company or another Affiliate.

           In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 3. Effective Date.

           The effective date of the Plan shall be the date upon which the Plan is approved by the stockholders of the Company.

SECTION 4. Stock Subject to Plan.

           The total number of shares of Stock reserved and available for distribution pursuant to Awards under the Plan shall be 400,000 shares of Stock. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

           If any shares of Stock that have been Optioned cease to be subject to a Stock Option, if any shares of Stock that are subject to any Award are forfeited or if any Award otherwise terminates without a distribution being made to the Participant in the form of Stock, such shares shall again be available for distribution in connection with Awards under the Plan. In addition, any stock purchased by a Participant upon exercise of an Option under the Plan which is subsequently repurchased by the Company pursuant to the terms of such Option may again be the subject of an Option under the Plan.

           In the event of any merger, reorganization, consolidation, recapitalization (including but not limited to the issuance of Stock or any securities convertible into Stock in exchange for securities of the Company), stock dividend, stock split or reverse stock split, extraordinary distribution with respect to the Stock or other similar change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and Option price of shares subject to outstanding Stock Options and Stock Appreciation Rights, and in the number of shares subject to other outstanding Awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number. Such adjusted Option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 5. Administration.

           The Plan shall be administered by the Stock Award Committee ("Committee") of the Board or such other committee of the Board, composed of not less than two directors all of whom shall be Non-Employee Directors unless otherwise determined by the Board. Each member of the Committee shall be appointed by and serve at the pleasure of the Board. If at any time no Committee shall be in place, the functions of the Committee specified in the Plan shall be exercised by the Board.

           The Committee shall have plenary authority to grant Awards to officers, employees, directors and consultants of the Company or an Affiliate. Among other things, the Committee shall have the authority, subject to the terms of the Plan:

           (a) to select the officers, employees, directors and consultants to whom Awards may from time to time be granted;

           (b) to determine whether and to what extent Incentive Stock Options, Non-qualified Stock Options, Stock Appreciation Rights and Restricted Stock, or any combination thereof are to be granted hereunder;

           (c) to determine the number of shares of Stock to be covered by each Award granted hereunder;

           (d) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option price, any vesting restrictions or limitation, any repurchase rights in favor of the Company and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Stock relating thereto, based on such factors as the Committee shall determine);

           (e) to adjust the terms and conditions, at any time or from time to time, of any Award, including with respect to performance goals and measurements applicable to performance-based Awards pursuant to the terms of the Plan;

           (f) to determine under what circumstances an Award may be settled in cash or Stock;

           (g)  if appropriate, to determine Fair Market Value; and

           (h) to substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher Option prices.

           The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

           The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

           Any determination made by the Committee pursuant to the provisions of the Plan with respect to any Award shall be made in its sole discretion at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

SECTION 6. Eligibility.

           Officers, employees, directors and consultants of the Company and its Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Company and its Affiliates are eligible to be granted Awards under the Plan. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Award under the Plan shall not be eligible to receive an Award under the Plan for the duration of the waiver.

SECTION 7. Duration of the Plan.

           The Plan shall terminate ten (10) years from the effective date specified in Section 3 of the Plan, unless terminated earlier pursuant to
Section 12 hereto, and no Awards may be granted thereafter.

SECTION 8. Stock Options.

           Stock options granted under the Plan may be of two types: Incentive Stock options and Non-qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

           The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-qualified Stock Option.

           Stock Options shall be evidenced by Option agreements, the terms and provisions of which may differ. An Option agreement shall indicate on its face whether it is an agreement for an Incentive Stock Option or a Non-qualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual to be a participant in any grant of a Stock Option, determines the number of shares of Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Option agreement. The Company shall notify a Participant of any grant of a Stock Option, and a written Option agreement or agreements shall be duly executed and delivered by the Company to the Participant, which among other things, will make appropriate arrangements with respect to the Company's tax withholding obligations. Such agreement or agreements shall become effective upon execution by the participant.

           Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

           Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

           (a) Option Price. The Option price per share of Stock purchasable under an Option shall be determined by the Committee and set forth in the Option agreement, and shall not be less than the Fair Market Value of the Stock subject to the Option on the date of grant in the case of Incentive Stock Options and not less than 50% of the Fair Market Value of the Stock subject to the Option on the date of grant in the case of Non-Qualified Stock Options.

           (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date of grant; and no Non-Qualified Stock Option shall be exercisable more than 10 years and one day after the date the Stock Option is granted.

           (c) Exercisability. Subject to Section 12, Stock Options shall otherwise be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

           (d) Methods of Exercise. Subject to the provisions of this Section 8, Stock Options may be exercised, in whole or in part, at any time during the Option period by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

           Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept. If approved by the Committee, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee of the same class as the Stock subject to the Stock Option provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Stock of the same class as the Stock subject to the Stock option shall be authorized only at the time the Stock Option is granted.

           An optionee shall have all of the rights of a stockholder of the Company holding the class or series of Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, and has paid in full for such shares. In the discretion of the Committee, payment for any Stock subject to an option may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The value of previously owned Stock exchanged in full or partial payment for the shares purchased upon the exercise of an Option shall be equal to the aggregate Fair Market Value of such shares on the date of the exercise of such Option.

           (e) Non-transferability of Options. Except as may otherwise be determined by the Committee, no Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the Option agreement and any person to whom an Option is transferred by will or the laws of descent and distribution.

           (f) Termination by Death. If an optionee's employment terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine, for a period of one year and one day (or such other period as the Committee may specify) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

           (g) Termination by Reason of Disability. If any optionee's employment terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine, for a period or one year and one day (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period in the shorter; provided, however, that if the optionee dies within such one year and one day period (or such shorter period ending upon the expiration of the stated term of the Stock Option), any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such one year and one day period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of one year and one day from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-qualified Stock Option.

           (h) Other Termination. Unless otherwise determined by the Committee and subject to the provisions of Section 11 of the Plan, if an optionee incurs a Termination of Employment for any reason other than death or Disability, any Stock Option held by such optionee shall thereupon terminate, except that such Stock Option, to the extent then exercisable, may be exercised for the lesser of three months and one day from the date of such Termination of Employment or the balance of such Stock Option's term if such Termination of Employment of the optionee is involuntary and without Cause. Unless otherwise determined by the Committee, for the purposes of the Plan "Cause" shall have the same meaning as that set forth in any employment or severance agreement, in effect between the Company and the Participant. Otherwise, it shall mean (1) the conviction of the optionee for committing a felony under Federal law or the law of the state in which such action occurred, (2) dishonesty in the course of fulfilling the optionee's employment duties or (3) willful and deliberate failure on the part of the optionee to perform his employment duties in any material respect.

           (i) Cashing Out of Option. On receipt of written notice of exercise, the Committee may, in its sole discretion, elect to cash out all or part of any Stock Option to be exercised by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of the Stock that is the subject of the Option over the Option price times the number of shares of Stock subject to the option on the effective date of such cash out.

SECTION 9. Stock Appreciation Rights.

           (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

           A Stock Appreciation Right may be exercised by an optionee in accordance with Section 9(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive on amount determined in the manner prescribed in
Section 9(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

            (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

            (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 8 and this
Section 9 or as may otherwise be determined by the Committee.

            (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Stock or both equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right, in its sole discretion, to determine the form of payment.

            (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under
Section 8(e).

            (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of determining the number of shares of Stock available for issuance under the Plan in accordance with
Section 5 of the Plan, but only to the extent of the number of shares resulting from dividing the value of the Stock Appreciation Right at the time of exercise by the Fair Market Value of one share of Stock determined in accordance with this Section 9.

SECTION 10.       Terms of Restricted Stock Awards.

            Subject to and consistent with the provisions of the Plan, with respect to each Award of Restricted Stock to a Participant, the Committee shall determine:

            (a) the terms and conditions of the Restricted Stock Agreement between the Company and the Participant evidencing the Award;

            (b)   the Restricted Period for all or a portion of the Award;

            (c) the Restrictions applicable to the Award, including, but not limited to, continuous employment with the Company for a specified term or the attainment of specific corporate, divisional or individual performance standards or goals, which Restricted Period and Restrictions may differ with respect to each Participant;

            (d) whether the Participant shall receive the dividends and other distributions paid with respect to an award of the Restricted Stock as declared and paid to the holders of Stock during the Restricted Period or shall be withheld by the Company for the account of the Participant until the Restricted Periods have expired or the Restrictions have been satisfied, and whether interest shall be paid on such dividends and other distributions withheld, and if so, the rate of interest to be paid;

            (e) the percentage of the Award which shall vest in the Participant in the event of death, Disability or Retirement prior to the expiration of the Restricted Period or the satisfaction of the Restrictions applicable to an award of Restricted Stock; and

            (f) notwithstanding the Restricted Period and the Restrictions imposed on the Restricted Shares, as set forth in a Restricted Stock Agreement, whether to shorten the Restricted Period or waive any Restrictions, if the Committee concludes that it is in the best interests of the Company to do so.

            Upon an award of Restricted Stock to a Participant, the stock certificate representing the Restricted Stock shall be issued and transferred to and in the name of the Participant, whereupon the Participant shall become a stockholder of the Company with respect to such Restricted Stock and shall be entitled to vote the Stock. Such stock certificates shall be held in custody by the Company, together with stock powers executed by the Participant in favor of the Company, until the Restricted Period expires and the Restrictions imposed on the Restricted Stock are satisfied.

SECTION 11.       Change of Control.

            (a) Upon the occurrence of an event of "Change of Control", as defined below and subject to such additional conditions and restrictions as the Committee may determine at the time of the granting of the Award:

            (i) any and all outstanding Options shall become immediately exercisable;

            (ii) the Restricted Period and Restrictions imposed on the Restricted Stock shall lapse, and the Restricted Stock shall vest in the Participant to the extent determined by the Committee; and

            (iii) within ten business days after the occurrence of a Change of Control, the certificates representing the Restricted Stock so vested, without any restrictions or legend thereon, other than as required by law, shall be delivered to the Participant, and any dividends and distributions paid with respect to the Restricted Stock which were escrowed during the Restricted Period and the earnings thereon shall be paid to the Participant.

            (b) A "Change of Control" shall occur when, in addition to the occurrence of such other events as the Committee may determine at the time of the grant of the Award, one or more of the following events occurs following the effective date of the Plan:

            (i) any "Person" (which term, when used in this Section 11, shall mean one or more persons acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of the issuer or shall have such other meaning assigned to it in a successor provision to Section 13(d) of the Exchange Act) is or becomes without the approval of a majority of the Continuing Directors (as defined below) the "Beneficial Owner" (which term, when used in this Section 11, shall include any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (i) voting power which includes the power to vote or to direct the voting of such security; and/or (ii) investment power which includes the power to dispose or to direct the disposition of such security, or such other meaning assigned to it in a successor provision to Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of Voting Stock (as defined below) representing twenty percent (20%) or more of the votes entitled to be cast by the holders of all then outstanding Shares of the Company; or

            (ii) the stockholders of the Company approve a definitive agreement or plan to merge or consolidate the Company with or into another corporation, or to sell, or otherwise dispose of, all or substantially all of the Company's property and assets, or to liquidate the Company or the business of the Company for which the Participant's services are principally performed is disposed of by the Company pursuant to a sale of assets (including stock of a subsidiary of the Company), a merger or consolidation or otherwise; or

            (iii) the individuals who are Continuing Directors of the Company cease without the approval of a majority of the Continuing Directors for any reason to constitute at least a majority of the Board of the Company.

            The term "Continuing Director" means (i) any member of the Board who is a member of the Board on October 1, 1996, or (ii) any person who subsequently becomes a member of the Board whose nomination for election or election to the Board is recommended or approved by a two-thirds majority of the Continuing Directors. The term "Voting Stock" means all capital stock of the Company which by its terms may be voted on all matters submitted to stockholders of the Company generally.

SECTION 12.       Amendments and Termination.

            The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of an Award theretofore granted without the Participant's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

            The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3. The Committee may also substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher option prices.

            Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.

SECTION 13.       General Provisions.

            (a) Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

            (b) The Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company or an Affiliate to terminate the employment of any employee at any time.

            (c) No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant.

            (d) The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid.

            (e) Agreements entered into by the Company and Participants relating to Awards under the Plan, in such form as may be approved by the Committee from time to time, to the extent consistent with or permitted by the Plan shall control with respect to the terms and conditions of the subject Award. If any provisions of the Plan or any agreement entered into pursuant to the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan or the subject agreement.

            (f) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

                            CZECH INDUSTRIES, INC.

                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS
      PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS
           PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4, 5 AND 6.

The undersigned hereby appoints Michael Sumichrast, August A. de Roode and Martin A. Sumichrast as Proxies, each with the full power of substitution, and hereby authorizes each of them, to represent and vote, as designated on the reverse hereof, all shares of Common Stock of Czech Industries, Inc. (the "Company") held of record by the undersigned on October 24, 1996, at the Annual Meeting of Stockholders to be held on December 10, 1996, or any adjournment thereof, upon all such matters as may properly come before the Meeting.


[X] Please mark your
votes as in this example.                        If you plan to attend  [ ]
                                                 the Annual Meeting, place an
                                                 X in this box.


1.  ELECTION OF DIRECTORS

FOR both nominees listed below [ ]            WITHHOLD AUTHORITY [ ]
(EXCEPT AS MARKED TO THE CONTRARY BELOW)      to vote for both nominees
                                              listed below

                       Wolfgang Kossner, August de Roode
  TO WITHHOLD AUTHORITY TO VOTE FOR EITHER INDIVIDUAL NOMINEE, STRIKE A LINE
                      THROUGH THE NOMINEE'S NAME ABOVE.

2. PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION to change the name of the Company from Czech Industries, Inc. to Eastbrokers International Incorporated.

              FOR   AGAINST   ABSTAIN
              [ ]     [ ]       [ ]

3. PROPOSAL TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION AND BY-LAWS to allow holders of 10% or more of the outstanding shares of the Company to call special meetings.

              FOR   AGAINST   ABSTAIN
              [ ]     [ ]       [ ]

         (THE PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE.)

4. PROPOSAL TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION to allow for the removal of Directors with or without cause by the majority vote of the holders of the Company's issued and outstanding common stock.

              FOR   AGAINST   ABSTAIN
              [ ]     [ ]       [ ]

5.  APPROVAL OF THE STOCK OPTION PLAN.

              FOR   AGAINST   ABSTAIN
              [ ]     [ ]       [ ]

6. RATIFICATION OF APPOINTMENT OF PANNELL KERR FORSTER PC to serve as the Company's independent public accountants for fiscal year ending March 31, 1997.

              FOR   AGAINST   ABSTAIN
              [ ]     [ ]       [ ]

7. In their discretion upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.


SIGNATURE:                                           DATE:
           -----------------------------------------       ----------------

SIGNATURE:                                           DATE:
           -----------------------------------------       ----------------
                 (SIGNATURE IF HELD JOINTLY)

     NOTE: Please sign exactly as name or names appear on stock certificate as indicated hereon. Joint owners should each sign. When signing as attorney, executor, administrator or guardian, please give full title as such.



             STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN
              THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH
            REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.